Exhibit 10.7

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of August 19, 2022, by and among Akili, Inc., a Delaware corporation (the “Company”) (formerly known as Social Capital Suvretta Holdings Corp. I, a Cayman Islands exempted company limited by shares prior to its domestication as a Delaware corporation), and each of SCS Sponsor I LLC, a Cayman Islands limited liability company (“Sponsor”), the Persons set forth on Schedule 1 hereto (the “Sponsor Key Holders”) and certain stockholders of Akili Interactive Labs, Inc., a Delaware corporation (“Karibu”) set forth on Schedule 2 hereto (such stockholders, the “Karibu Holders”). The Sponsor, the Sponsor Key Holders, the Karibu Holders and any Person who hereafter becomes a party to this Agreement pursuant to Section 2 are referred to herein, individually, as a “Holder” and, collectively, as the “Holders.”

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Agreement and Plan of Merger, dated as of January 26, 2022, by and among the Company, Karibu Merger Sub, Inc. and Karibu (as amended and as it may be amended or supplemented from time to time, the “Merger Agreement”).

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Company and each of the Holders desire to enter into this Agreement, pursuant to which the Holders’ Lock- Up Shares shall become subject to limitations on Transfer as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the Company hereby agrees with each of the Holders as follows:

1.    Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a)    “Lock-Up Period” shall mean the period beginning on the Closing Date and ending on the earlier of (i) the date on which the first Registration Statement on Form S-1 or S-3 filed by the Company following the Closing Date registering the resale of the PIPE Shares is declared effective by the Securities and Exchange Commission and (ii) (A) in the case of the Private Placement Shares (as defined below), the last day of the Private Placement Shares Lock- Up Period (as defined in the Insider Letters (as defined below)) and (B) in the case of Lock-Up Shares other than the Private Placement Shares, (I) for 33% of the Lock-Up Shares (other than the Private Placement Shares) held by the Holders and their respective Permitted Transferees, the date on which the last reported sale price of Acquiror Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least thirty (30) days after the Closing Date and (II) for an additional 50% of the Lock-Up Shares (other than the Private Placement Shares) held by the Holders and their respective Permitted Transferees (i.e., clauses (I) plus (II) totaling an aggregate of 83% of the Lock-Up Shares (other than the Private Placement Shares) held by the Holders and their respective Permitted Transferees), the date on which the last reported sale price of Acquiror Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least thirty (30) days after the Closing Date. Notwithstanding the foregoing, PureTech Health LLC shall not be prohibited hereunder from transferring Lock-Up Shares during the Lock-Up Period provided that any such transfer occurs only after consultation with its outside counsel and only as it deems necessary in its reasonable judgement to comply with the Investment Company Act of 1940 (the “1940 Act”); provided further that PureTech Health LLC shall (i) only transfer so many Lock-Up Shares as it deems reasonably necessary in its reasonable judgement to ensure it shall remain compliant with the 1940 Act and (ii) have provided to the Company notice of the intention to make such a transfer at least two (2) business days prior to such transfer. For the avoidance of doubt, the Lock-Up Period for any Lock-Up Shares for which the Lock-Up Period has not ended on the date that is 180 days after the Closing Date shall end on such 180th day after the Closing Date.

(b)    “Lock-Up Shares” shall mean with respect to (i) Sponsor, the Sponsor Key Holders and their respective Permitted Transferees, the shares of Acquiror Common Stock held by the such Person immediately following the Closing (other than the PIPE Shares or shares of Acquiror Common Stock acquired in the public market) and (ii) the Karibu Holders and their respective Permitted Transferees to whom Lock-Up Shares are Transferred, (A) the shares of Acquiror Common Stock held by such Person immediately following the Closing (other than the PIPE Shares, shares of Acquiror Common Stock acquired prior to the Closing or shares of Acquiror Common Stock acquired in the public market after the Closing), (B) shares of Acquiror Common Stock issued to directors and officers of the Company upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the Closing in respect of awards of Karibu outstanding immediately prior to the Closing and (C) the Earnout Shares, if any.

(c)    “Permitted Transferee” shall mean any Person to whom a Holder is permitted to transfer Lock-Up Shares prior to the expiration of the Lock-Up Period pursuant to Section 2(b).

(d)    “PIPE Shares” shall mean shares of Acquiror Common Stock purchased in the PIPE Investment.

(d)    “Private Placement Shares” shall mean shares of Acquiror Common Stock issued in the Domestication in respect of the Private Placement Shares (as defined in the Insider Letters).

(e)    “Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or other disposal of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2. Lock-Up Provisions.

(a)    Subject to Section 2(b), each Holder agrees that it shall not Transfer any Lock- Up Shares until the end of the applicable Lock-Up Period with respect to such Lock-Up Shares.

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(b)    Notwithstanding the provisions set forth in Section 2(a), each Holder or its respective Permitted Transferees may Transfer the Lock-Up Shares during the Lock-Up Period (i) to (A) the Company’s officers or directors, (B) any affiliates or family members of the Company’s officers or directors, (C) any direct or indirect partners, members or equity holders of the Sponsor or Sponsor Key Holders, any affiliates of the Sponsor or the Sponsor Key Holders or any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates, or (D) the Karibu Holders or any direct or indirect partners, members or equity holders of the Karibu Holders, any affiliates of the Karibu Holders or any related investment funds or vehicles controlled or managed by such Persons or their respective affiliates; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual or a member of such individual’s immediate family or an affiliate of such Person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (v) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (iv) above; (vi) to the partners, members or equityholders of such Holder by virtue of the Sponsor’s organizational documents, as amended; (vii) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; (viii) to the Company; (ix) as forfeitures of shares of Acquiror Common Stock pursuant to a “net” or “cashless” exercise of stock options; (x) as forfeitures of shares of Acquiror Common Stock to satisfy tax withholding requirements upon the vesting of equity-based awards granted pursuant to an equity incentive plan; (xi) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board of Directors of the Company or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Acquiror Common Stock for cash, securities or other property subsequent to the Closing Date; or (xii) in connection with any legal, regulatory or other order; provided, however, that in the case of clauses (i) through (vi) such Permitted Transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Section 2.

(c)    In order to enforce this Section 2, the Company may impose stop-transfer instructions with respect to the Lock-Up Shares until the end of the Lock-Up Period.

(d)    For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of the Company with respect to the Lock-Up Shares during the Lock-Up Period, including the right to vote any Lock-Up Shares that such Holder is entitled to vote.

(e)    If any Holder is granted a release or waiver from any lock-up agreement (such holder a “Triggering Holder”) executed in connection with the Closing prior to the expiration of the Lock-Up Period, then the undersigned shall also be granted an early release from its obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Lock-Up Shares rounded down to the nearest whole Lock-Up Share equal to the product of (i) the total percentage of Lock-Up Shares held by the Triggering Stockholder immediately following the consummation of the Closing that are being released from the lock-up agreement multiplied by (ii) the total number of Lock-Up Shares held by the undersigned immediately following the consummation of the Closing.

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(f)    The lock-up provisions in this Section 2 shall supersede the lock-up provisions contained in Sections 7(a) and 7(b) of that certain letter agreement dated as of June 29, 2021 and that certain letter agreement dated as of September 24, 2021, in each case, by and among the Company, the Sponsor and certain of the Company’s current and former officers and directors, as applicable, (collectively, the “Insider Letters”) and which provisions in Sections 7(a) and 7(b) of the Insider Letters shall be of no further force or effect.

3. Miscellaneous.

(a)    Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

(b)    Consent to Jurisdiction and Service of Process. ANY PROCEEDING OR ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE BROUGHT IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, ONLY TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), AND EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUCH PROCEEDING OR ACTION, (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION, VENUE OR TO CONVENIENCE OF FORUM, (III) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH PROCEEDING OR ACTION SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT AND (IV) AGREES NOT TO BRING ANY PROCEEDING OR ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY OTHER COURT. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 3(h), WITHOUT LIMITING THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY APPLICABLE LAWS.

(c)    Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

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LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3(c).

(d)    Assignment; Third Parties. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement and all obligations of a Holder are personal to such Holder and may not be transferred or delegated at any time. Nothing contained in this Agreement shall be construed to confer upon any person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

(e)    Specific Performance. Each Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by such Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(f)    Amendment; Waiver. Upon (i) the approval of a majority of the total number of directors serving on the Board of Directors of the Company and (ii) the written consent of the Holders of a majority of the total Lock-Up Shares, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived by the Company, or any of such provisions, covenants or conditions may be amended or modified, so long as no Holder is impacted disproportionately than any other Holder by such waiver, amendment or modification; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects a Holder, solely in its capacity as a holder of Lock-Up Shares, shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(g)    Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any

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particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h)    Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours of the recipient (and otherwise as of the immediately following Business Day), addressed, if to the Company, to: Akili, Inc., 125 Broad Street, 5th Floor, Boston, MA 02110, Attn: Investor Relations, email: legal@akiliinteractive.com, with a copy, which shall not constitute notice, to Akili, Inc., 125 Broad Street, 5th Floor, Boston, MA 02110, Attn: General Counsel, email: jstuder@akiliinteractive.com; and if to any Holder, at such Holder’s address or email address as set forth in the Company’s books and records.

(i)    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(j)    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, nothing in this Agreement (other than Section 2(f)) shall limit any of the rights, remedies or obligations of the Company or any of the Holders under any other agreement between any of the Holders and the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of any of the Holders or the Company under this Agreement.

(k)    Several Liability: The liability of any Holder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Holder be liable for any other Holder’s breach of such other Holder’s obligations under this Agreement.

(l)    Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

COMPANY:

Akili, Inc.

By:	/s/ W. Edward Martucci
Name: W. Edward Martucci
Title: Chief Executive Officer

HOLDER:

SCS Sponsor I LLC

By:	/s/ James Ryans
Name: James Ryans
Title: Chief Financial Officer

HOLDER:

Vladimir Coric

/s/ Vladimir Coric

HOLDER:

Senthil Sundaram

/s/ Senthil Sundaram

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Bharatt Chowrira
Name: Bharatt Chowrira

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Kenneth Ehlert
Name: Kenneth Ehlert

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Adam Gazzaley, MD, PhD
Name: Adam Gazzaley, MD, PhD

[Signature Page to Lock-Up Agreement]

HOLDER:

JAZZ HUMAN PERFORMANCE TECHNOLOGY FUND, LP

By: JAZZ Human Performance Technology GP, LLC, its general partner

By:	/s/ John Spinale
Name: John Spinale
Title: Managing Member

JAZZ HUMAN PERFORMANCE OPPORTUNITY FUND, LP

By: JAZZ Human Performance Opportunity GP, LLC, its general partner

By:	/s/ John Spinale
Name: John Spinale
Title: Managing Member

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Anil Jina
Name: Anil Jina

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Christine Lemke
Name: Christine Lemke

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ W. Edward Martucci
Name: W. Edward Martucci, Ph.D.

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Robert Perez
Name: Robert Perez

[Signature Page to Lock-Up Agreement]

HOLDER:

PURETECH HEALTH LLC

By:	/s/ Bharatt Chowrira
Name:	Bharatt Chowrira
Title:	President and Chief of Business and Strategy

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Santosh Shanbhag
Name: Santosh Shanbhag

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ John Spinale
Name: John Spinale

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Jacqueline Studer
Name: Jacqueline Studer

[Signature Page to Lock-Up Agreement]

HOLDER:

TLS BETA PTE. LTD.

By:	/s/ Fidah Alsagoff
Name:	Fidah Alsagoff
Title:	Authorised Signatory

[Signature Page to Lock-Up Agreement]

HOLDER:

NEUBERGER BERMAN PRINCIPAL STRATEGIES PRIMA FUND LP

BY: Neuberger Berman Investment Advisers LLC, its investment manager.

By:	/s/ Gabe Cahill
Name:	Gabe Cahill
Title:	Managing Director

NEUBERGER BERMAN PRINCIPAL STRATEGIES PRIMA CO-INVEST FUND VI LP

BY: Neuberger Berman Investment Advisers LLC, its investment manager.

By:	/s/ Gabe Cahill
Name:	Gabe Cahill
Title:	Managing Director

PRIMA MLP FUND LP

BY: Neuberger Berman Investment Advisers LLC, its investment manager.

By:	/s/ Gabe Cahill
Name:	Gabe Cahill
Title:	Managing Director

[Signature Page to Lock-Up Agreement]